Dean Large Cap Value Fund
Dean Small Cap Value Fund
Dean International Fund

Supplement to Prospectus dated July 2, 2008

     Elimination of Sales Charges. Effective as of November 1, 2008, each of the Dean Large Cap Value Fund, Dean Small Cap Value Fund and Dean International Fund will eliminate all sales charges currently imposed on its shares. As a result, all references to front-end sales charges, or contingent deferred sales charges, are hereby deleted in their entirety.

     Waiver of 12b-1 Fees. Effective as of September 1, 2008 through July 31, 2010, the Funds’ investment adviser, Dean Investment Associates, has agreed to waive all 12b-1 fee payments by each Fund and, as a result, shareholders will not be charged any 12b-1 fees during this period. As a result, the second paragraph under the section “Distribution Plans” on page 34 of the Prospectus is hereby deleted and replaced with the following:

Because these fees are paid out of the Funds’ assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales loads. Notwithstanding the foregoing, during the period September 1, 2008 through July 31, 2010, no 12b-1 fees will be charged on Fund shares because the Funds’ adviser has contractually agreed to waive all 12b-1 fees payable under each Fund’s Plan.

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     This Supplement, and the Funds’ Prospectus dated July 2, 2008, provide information that you should know before investing in the Fund and should be retained for future reference. Additional information is included in the Statement of Additional Information of the Funds dated July 2, 2008, which has been filed with the Securities and Exchange Commission and which is incorporated herein by reference. These documents are available upon request and without charge by calling Shareholder Services at (888) 899-8343.

This Supplement is dated October 21, 2008

Dean Large Cap Value Fund

Dean Small Cap Value Fund

Dean International Fund

Supplement to Statement of Additional Information dated July 2, 2008

______________

     Elimination of Sales Charges. Effective as of November 1, 2008, each of the Dean Large Cap Value Fund, Dean Small Cap Value Fund and Dean International Fund will eliminate all sales charges currently imposed on its shares. As a result, all references to front-end sales charges, or contingent deferred sales charges, are hereby deleted in their entirety.

     Waiver of 12b-1 Fees. Effective as of September 1, 2008 through July 31, 2010, the Funds’ investment manager, Dean Investment Associates, has agreed to waive all 12b-1 fee payments by each Fund and, as a result, shareholders will not be charged any 12b-1 fees during this period. In addition, the following is added as the last paragraph under the section “Distribution Plans” on page 33 of the Statement of Additional Information:

For the period September 1, 2008 through July 31, 2010, no 12b-1 fees will be charged on Fund shares because the Manager has contractually agreed to waive all 12b-1 fees payable under each Fund’s Plan.

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     You should read this Supplement in conjunction with the Statement of Additional Information, as well as the Funds’ Prospectus dated July 2, 2008, which provide information that you should know before investing in the Funds and should be retained for future reference. These documents are available upon request and without charge by calling Shareholder Services at (888) 899-8343.

This Supplement is dated October 21, 2008